Contact:
--------
Charles A. Borgognoni/Corporate Communications - 201-847-6651
Patricia A. Spinella/Investor Relations - 201-847-5453

                    BD ANNOUNCES RECORD FISCAL FOURTH QUARTER
                             AND FULL YEAR REVENUES

Franklin Lakes, NJ (November 6, 2003) - BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.177 billion for the fiscal fourth quarter ended September 30, 2003, an increase of 9 percent from the same period a year ago. For the full year, the Company reported record revenues of $4.528 billion, a 12 percent increase over a year ago. At constant foreign exchange rates, revenues increased 5 percent for the quarter and 8 percent for the fiscal year. Revenue growth in all segments benefited from favorable foreign currency translation, particularly with respect to the Euro, for the quarter and the year.

Diluted earnings per share and net income for the quarter were 61 cents and $161 million, respectively. Diluted earnings per share and net income for the year were $2.07 and $547 million, respectively. Included in the full year results were non-cash charges recorded in the third quarter totaling 8 cents per share. These non-cash charges related to the write-down of certain intangible assets and inventory in the BD Biosciences segment. Excluding these charges, diluted earnings per share for the full year of fiscal 2003 would have been $2.15.

Diluted earnings per share for the fourth quarter of fiscal year 2002 were 50 cents, which included a charge totaling 3 cents per share relating to the non-cash write-down of two equity investments resulting from a decline in market values. Excluding this charge, diluted earnings per share would have been 53 cents. In addition to the investment write-downs, diluted earnings per share for the full year of fiscal 2002 of $1.79 also included special charges recorded in the second and third quarters totaling 6 cents per share, related to the manufacturing restructuring in the BD Medical segment. Excluding charges, diluted earnings per share for the full year of fiscal 2002 would have been $1.88.

"We accelerated growth and improved our operating effectiveness during the past year by driving innovation and productivity. Revenue growth for the year was driven, in particular, by our broad line of safety-engineered products, prefillable devices, the BD ProbeTec ET'TM', and the BD FACSAria'TM', our state-of-the-art BD Biosciences instrument," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "Importantly, our investments in operational improvements worldwide are contributing to strong cash flow and higher gross profit margins. We are successfully implementing our strategy and we're seeing very tangible results."

Segment Results
---------------
In an effort to simplify and clarify the names of its business segments and units, the Company has announced the following changes, which became effective October 1, 2003. The three segment names are now BD Medical (formerly BD Medical Systems), BD Diagnostics (formerly BD Clinical Laboratory Solutions), and BD Biosciences (no change). Within BD Medical, unit name changes are Diabetes Care (formerly Consumer Healthcare), and Medical Surgical Systems (formerly Medical Surgical). Within BD Diagnostics, the only name change is Preanalytical Systems (formerly Preanalytical Solutions). Finally, within BD Biosciences, name changes are Immunocytometry Systems (formerly Flow Cytometry Instruments and Reagents), Clontech (formerly Molecular Biology Reagents), and Pharmingen (formerly Immunology/Cell Biology Reagents).

In the BD Medical segment, worldwide revenues of $635 million increased 11 percent for the quarter. Included in these revenues were U.S. safety-engineered product sales of $108 million, versus $103 million in the prior year's quarter. U.S. sales of safety-engineered products for the full year totaled $407 million, versus $353 million in the prior year. The Pharmaceutical Systems unit contributed double-digit growth to the segment's results in the quarter and the full year. The overall growth rate in the segment for the quarter and the full year was partly offset by reduced sales of certain conventional devices in the U.S. due to the transition to safety-engineered devices.

In the BD Diagnostics segment, worldwide revenues increased 6 percent for the quarter to $347 million. Revenue growth of 7 percent in the Preanalytical Systems unit was due primarily to U.S. safety-engineered product sales, which were $74 million, versus $64 million in the prior year's quarter. U.S. sales of safety-engineered products for the full year totaled $273 million, versus $220 million in the prior year. Also contributing to the segment's performance were worldwide sales of Diagnostic Systems products, which increased by 6 percent, driven in large part by solid performance of its molecular diagnostic platform, the BD ProbeTec ET'TM'. The overall growth rate of the Preanalytical Systems unit was partly offset by reduced sales of certain conventional devices in the U.S. due to the transition to safety-engineered devices.

In the BD Biosciences segment, worldwide revenues grew 10 percent to $195 million for the quarter. Revenue growth was driven by strong sales of the new BD FACSAria'TM' cell sorter, which BD Biosciences began shipping at the end of March 2003. This growth was offset in part by continued weak demand for certain Clontech reagents as well as a general slowdown in biotechnology research spending affecting our Pharmingen and Discovery Labware units.

Geographic Results
------------------
On a geographic basis, fourth quarter revenues in the U.S. increased 4 percent to $610 million. Revenues outside the U.S. of $567 million grew 15 percent, or 6 percent at constant foreign exchange rates. For the full year, revenues in the U.S. increased 8 percent to $2.328 billion. Revenues of $2.2 billion outside the U.S. increased by 17 percent, or 8 percent at constant foreign exchange rates.

Fiscal 2004 Outlook
-------------------
The Company estimates diluted earnings per share for fiscal 2004 will increase in the range of 10-12 percent, based on fiscal 2003 earnings per share of $2.15, which excludes non-cash charges as previously discussed. The Company estimates that first quarter diluted earnings per share will increase approximately 8-10 percent, based on fiscal first quarter 2003 diluted earnings per share of $0.43, reflecting the timing of investment spending on the blood glucose monitoring initiative.

Conference Call Information
---------------------------
A conference call regarding BD's fourth quarter results and its expectations for the first quarter will be broadcast live on BD's website www.bd.com/investors at 8:30 a.m. (ET) Thursday, November 6, 2003. The conference call will be available for replay on BD's website www.bd.com/investors or at 1-888-566-0450 (domestic) and 1-402-998-0620 (international) through the close of business on November 13, 2003.

This news release contains certain non-GAAP financial measures. A reconciliation of these measures to the comparable GAAP measures is included in this release and in the attached financial tables.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2003, BD reported total revenues of $4.528 billion

                                       ***

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding BD's performance, including future revenues, products and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; BD's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in BD's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in BD's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                     Three Months Ended September 30,
                                                 2003            2002            % Change
-----------------------------------------------------------------------------------------
REVENUES                                      $1,176,882      $1,076,692             9.3

Cost of products sold                            585,436         546,703             7.1
Selling and administrative                       316,010         282,232            12.0
Research and development                          55,139          55,598            (0.8)
-----------------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                                956,585         884,533             8.1
-----------------------------------------------------------------------------------------

OPERATING INCOME                                 220,297         192,159            14.6

Interest expense, net                             (9,616)         (6,216)           54.7
Other income (expense), net                          939         (13,959)             NM
-----------------------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                                211,620         171,984            23.0

Income tax provision                              50,260          40,588            23.8
-----------------------------------------------------------------------------------------

NET INCOME                                    $  161,360      $  131,396            22.8
-----------------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                                    $    0.64       $     0.51            25.5
     Diluted                                  $    0.61       $     0.50            22.0
-----------------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                       252,983         256,376
     Diluted                                     262,601         264,091
-----------------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                Twelve Months Ended September 30,
                                              2003              2002            % Change
-----------------------------------------------------------------------------------------
REVENUES                                      $4,527,940      $4,033,069            12.3

Cost of products sold                          2,336,290 *     2,083,669            12.1
Selling and administrative                     1,207,464       1,032,043            17.0
Research and development                         235,060         220,186             6.8
Special charges                                        -          21,508              NM
-----------------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                              3,778,814       3,357,406            12.6
-----------------------------------------------------------------------------------------
OPERATING INCOME                                 749,126         675,663            10.9

Interest expense, net                            (36,560)        (33,304)            9.8
Other (expense) income, net                       (2,860)        (13,770)             NM
-----------------------------------------------------------------------------------------
INCOME BEFORE
        INCOME TAXES                             709,706         628,589            12.9

Income tax provision                             162,650         148,607             9.4
-----------------------------------------------------------------------------------------
NET INCOME                                    $  547,056      $  479,982            14.0
-----------------------------------------------------------------------------------------
EARNINGS PER SHARE

     Basic                                    $     2.14      $     1.85            15.7
     Diluted                                  $     2.07      $     1.79            15.6
-----------------------------------------------------------------------------------------
AVERAGE SHARES OUTSTANDING

     Basic                                       254,497         258,016
     Diluted                                     263,635         268,183
-----------------------------------------------------------------------------------------

NM - Not Meaningful

* Includes $34,231 of non-cash charges, as more fully described on page 3.

BECTON DICKINSON AND COMPANY
RECONCILIATION TO PRO FORMA AMOUNTS
Periods Ended September 30,
(Unaudited; Amounts in thousands, except per-share data)

                                                      For the three months ended September 30,
                                            -------------------------------------------------------------
                                                As            Non-cash         Special          Excluding
                                            Reported          Charges          Charges           Charges
                                            -------------------------------------------------------------
2003
----
Diluted EPS                                   $0.61           $ -               $ -               $0.61

2002
----
Diluted EPS                                   $0.50           $0.03 {a}         $ -               $0.53



                                                      For the twelve months ended September 30,
                                              -------------------------------------------------------------
                                                 As            Non-cash         Special         Excluding
                                              Reported          Charges          Charges         Charges
                                              -------------------------------------------------------------
2003
----
Gross Profit                                  $2,191,650        $34,231          $ -           $2,225,881
      as a % of revenues                            48.4%                                            49.2%

Diluted EPS                                   $     2.07        $  0.08{b}       $ -           $     2.15


2002
----
Diluted EPS                                   $     1.79        $  0.03{a}       $0.06{c}      $     1.88


{a} Relates to the fiscal 2002 non-cash write-down of two equity investments resulting from a decline in market values.

{b} Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.

{c} Relates to the fiscal 2002 manufacturing restructuring in the BD Medical segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                                   Three Months Ended September 30,
                                                2003              2002            % Change
                                              --------------------------------------------
BD MEDICAL
----------
   United States                              $  316,701      $  300,433             5.4
   International                                 318,291         273,351            16.4
------------------------------------------------------------------------------------------
TOTAL                                         $  634,992      $  573,784            10.7
------------------------------------------------------------------------------------------

BD DIAGNOSTICS
--------------
   United States                              $  197,111      $  194,747             1.2
   International                                 149,903         131,136            14.3
------------------------------------------------------------------------------------------
TOTAL                                         $  347,014      $  325,883             6.5
------------------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   United States                              $   96,506      $   90,530 *           6.6
   International                                  98,370          86,495 *          13.7
------------------------------------------------------------------------------------------
TOTAL                                         $  194,876      $  177,025            10.1
------------------------------------------------------------------------------------------

TOTAL REVENUES
--------------
   United States                              $  610,318      $  585,710 *           4.2
   International                                 566,564         490,982 *          15.4
------------------------------------------------------------------------------------------
TOTAL                                         $1,176,882      $1,076,692             9.3
------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                                   Twelve Months Ended September 30,
                                                 2003            2002           % Change
                                              ------------------------------------------
BD MEDICAL
----------
   United States                              $1,211,957      $1,092,428            10.9
   International                               1,244,919       1,058,946            17.6
-----------------------------------------------------------------------------------------
TOTAL                                         $2,456,876      $2,151,374            14.2
-----------------------------------------------------------------------------------------

BD DIAGNOSTICS
--------------
   United States                              $  785,737      $  735,613             6.8
   International                                 587,914         500,706            17.4
-----------------------------------------------------------------------------------------
TOTAL                                         $1,373,651      $1,236,319            11.1
-----------------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   United States                              $  330,552      $  330,234 *           0.1
   International                                 366,861         315,142 *          16.4
-----------------------------------------------------------------------------------------
TOTAL                                         $  697,413      $  645,376             8.1
-----------------------------------------------------------------------------------------

TOTAL REVENUES
--------------
   United States                              $2,328,246      $2,158,275 *           7.9
   International                               2,199,694       1,874,794 *          17.3
-----------------------------------------------------------------------------------------
TOTAL                                         $4,527,940      $4,033,069            12.3
-----------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30,
(Unaudited; Amounts in thousands)

                                                             United States
                                                -----------------------------------------
                                                  2003            2002           % Change
                                                ------------------------------------------
BD MEDICAL
----------
   Medical Surgical Systems                     $195,314        $195,183 *           0.1
   Diabetes Care                                  95,129          79,452 *          19.7
   Pharmaceutical Systems                         21,071          20,295             3.8
   Ophthalmic Systems                              5,187           5,503            (5.7)
-----------------------------------------------------------------------------------------
TOTAL                                           $316,701        $300,433             5.4

BD DIAGNOSTICS
--------------
   Preanalytical Systems                        $107,420        $106,364             1.0
   Diagnostic Systems                             89,691          88,383             1.5
-----------------------------------------------------------------------------------------
TOTAL                                           $197,111        $194,747             1.2
-----------------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                            $ 26,210        $ 27,050            (3.1)
   Immunocytometry Systems                        44,722          36,249            23.4
   Clontech                                        7,575           8,916 *         (15.0)
   Pharmingen                                     17,999          18,315            (1.7)
-----------------------------------------------------------------------------------------
TOTAL                                           $ 96,506        $ 90,530 *           6.6
-----------------------------------------------------------------------------------------

TOTAL UNITED STATES                             $610,318        $585,710 *           4.2
-----------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)


                                                       International
                                       -------------------------------------------    ---------
                                                                   % Change
                                                              --------------------
                                         2003      2002       Reported  FX Neutral    FX Impact
                                       -------------------------------------------    ---------
BD MEDICAL
----------
   Medical Surgical Systems            $173,597  $153,184       13.3       5.3           8.0
   Diabetes Care                         56,707    48,236       17.6       7.5          10.1
   Pharmaceutical Systems                80,154    64,448       24.4      11.3          13.1
   Ophthalmic Systems                     7,833     7,483        4.7      (3.1)          7.8
-----------------------------------------------------------------------------------------------
TOTAL                                  $318,291  $273,351       16.4       6.9           9.5
-----------------------------------------------------------------------------------------------

BD DIAGNOSTICS
--------------
   Preanalytical Systems               $ 76,027  $ 64,910       17.1       7.2           9.9
   Diagnostic Systems                    73,876    66,226       11.6       3.9           7.7
-----------------------------------------------------------------------------------------------
TOTAL                                  $149,903  $131,136       14.3       5.6           8.7
-----------------------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                   $ 21,303  $ 18,662       14.2       7.1           7.1
   Immunocytometry Systems               56,170    46,787       20.1      10.4           9.7
   Clontech                               7,883     9,127 *    (13.6)    (17.8)          4.2
   Pharmingen                            13,014    11,919        9.2      (0.2)          9.4
-----------------------------------------------------------------------------------------------
TOTAL                                  $ 98,370  $ 86,495 *     13.7       5.2           8.5
-----------------------------------------------------------------------------------------------

TOTAL INTERNATIONAL                    $566,564  $490,982 *     15.4       6.2           9.2
-----------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)


                                                       Total
                                       ---------------------------------------------     ---------
                                                                     % Change
                                                                --------------------
                                          2003        2002      Reported  FX Neutral     FX Impact
                                       ---------------------------------------------     ---------
BD MEDICAL
----------
   Medical Surgical Systems            $ 368,911   $  348,367 *    5.9        2.4           3.5
   Diabetes Care                         151,836      127,688 *   18.9       15.1           3.8
   Pharmaceutical Systems                101,225       84,743     19.4        9.5           9.9
   Ophthalmic Systems                     13,020       12,986      0.3       (4.2)          4.5
--------------------------------------------------------------------------------------------------
TOTAL                                  $ 634,992   $  573,784     10.7        6.1           4.6
--------------------------------------------------------------------------------------------------

BD DIAGNOSTICS
--------------
   Preanalytical Systems               $ 183,447   $  171,274      7.1        3.4           3.7
   Diagnostic Systems                    163,567      154,609      5.8        2.5           3.3
--------------------------------------------------------------------------------------------------
TOTAL                                  $ 347,014   $  325,883      6.5        3.0           3.5
--------------------------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                   $  47,513   $   45,712      3.9        1.1           2.8
   Immunocytometry Systems               100,892       83,036     21.5       16.1           5.4
   Clontech                               15,458       18,043    (14.3)     (16.4)          2.1
   Pharmingen                             31,013       30,234      2.6       (1.1)          3.7
--------------------------------------------------------------------------------------------------
TOTAL                                  $ 194,876   $  177,025     10.1        5.9           4.2
--------------------------------------------------------------------------------------------------

TOTAL REVENUES                         $1,176,882  $1,076,692      9.3        5.1           4.2
--------------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30,
(Unaudited; Amounts in thousands)


                                                              United States
                                               ------------------------------------------
                                                    2003           2002         % Change
                                               ------------------------------------------
BD MEDICAL
----------
   Medical Surgical Systems                     $  759,627      $  707,447 *         7.4
   Diabetes Care                                   335,612         288,789 *        16.2
   Pharmaceutical Systems                           93,422          71,122          31.4
   Ophthalmic Systems                               23,296          25,070          (7.1)
-----------------------------------------------------------------------------------------
TOTAL                                           $1,211,957      $1,092,428          10.9
-----------------------------------------------------------------------------------------

BD DIAGNOSTICS
--------------
   Preanalytical Systems                        $  414,270      $  383,482           8.0
   Diagnostic Systems                              371,467         352,131           5.5
-----------------------------------------------------------------------------------------
TOTAL                                           $  785,737      $  735,613           6.8
-----------------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                            $   97,609      $   99,595          (2.0)
   Immunocytometry Systems                         132,022         124,327           6.2
   Clontech                                         31,928          39,584 *       (19.3)
   Pharmingen                                       68,993          66,728           3.4
-----------------------------------------------------------------------------------------
TOTAL                                           $  330,552      $  330,234 *         0.1
-----------------------------------------------------------------------------------------

TOTAL UNITED STATES                             $2,328,246      $2,158,275 *         7.9
-----------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30,  (continued)
(Unaudited; Amounts in thousands)


                                                       International
                                       ---------------------------------------------     ---------
                                                                     % Change
                                                                --------------------
                                          2003        2002      Reported  FX Neutral     FX Impact
                                       ---------------------------------------------     ---------
BD MEDICAL
----------
   Medical Surgical Systems            $  666,575  $  591,782     12.6        6.4           6.2
   Diabetes Care                          206,715     185,036     11.7        2.9           8.8
   Pharmaceutical Systems                 342,202     255,224     34.1       17.6          16.5
   Ophthalmic Systems                      29,427      26,904      9.4       (1.2)         10.6
--------------------------------------------------------------------------------------------------
TOTAL                                  $1,244,919  $1,058,946     17.6        8.3           9.3
--------------------------------------------------------------------------------------------------

BD DIAGNOSTICS
--------------
   Preanalytical Systems               $  292,809  $  253,712     15.4        5.6           9.8
   Diagnostic Systems                     295,105     246,994     19.5       10.9           8.6
--------------------------------------------------------------------------------------------------
TOTAL                                  $  587,914  $  500,706     17.4        8.2           9.2
--------------------------------------------------------------------------------------------------
BD BIOSCIENCES
--------------
   Discovery Labware                   $   81,814  $   68,228     19.9       10.2           9.7
   Immunocytometry Systems                200,483     170,391     17.7        6.2          11.5
   Clontech                                32,384      33,126 *   (2.2)      (9.8)          7.6
   Pharmingen                              52,180      43,397     20.2        8.3          11.9
--------------------------------------------------------------------------------------------------
TOTAL                                  $  366,861  $  315,142 *   16.4        5.7          10.7
--------------------------------------------------------------------------------------------------

TOTAL INTERNATIONAL                    $2,199,694  $1,874,794 *   17.3        7.8           9.5
--------------------------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)


                                                          Total
                                       ---------------------------------------------     ---------
                                                                     % Change
                                                                --------------------
                                          2003        2002      Reported  FX Neutral     FX Impact
                                       ---------------------------------------------     ---------
BD MEDICAL
----------
   Medical Surgical Systems            $1,426,202  $1,299,229 *    9.8        6.9           2.9
   Diabetes Care                          542,327     473,825 *   14.5       11.0           3.5
   Pharmaceutical Systems                 435,624     326,346     33.5       20.6          12.9
   Ophthalmic Systems                      52,723      51,974      1.4       (4.0)          5.4
--------------------------------------------------------------------------------------------------
TOTAL                                  $2,456,876  $2,151,374     14.2        9.6           4.6
--------------------------------------------------------------------------------------------------

BD DIAGNOSTICS
--------------
   Preanalytical Systems               $  707,079  $  637,194     11.0        7.0           4.0
   Diagnostic Systems                     666,572     599,125     11.3        7.7           3.6
--------------------------------------------------------------------------------------------------
TOTAL                                  $1,373,651  $1,236,319     11.1        7.4           3.7
--------------------------------------------------------------------------------------------------
BD BIOSCIENCES
--------------
   Discovery Labware                   $  179,423  $  167,823      6.9        3.0           3.9
   Immunocytometry Systems                332,505     294,718     12.8        6.2           6.6
   Clontech                                64,312      72,710    (11.5)     (15.0)          3.5
   Pharmingen                             121,173     110,125     10.0        5.3           4.7
--------------------------------------------------------------------------------------------------
TOTAL                                  $  697,413  $  645,376      8.1        2.8           5.3
--------------------------------------------------------------------------------------------------

TOTAL REVENUES                         $4,527,940  $4,033,069     12.3        7.8           4.5
--------------------------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

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